3000 Two Logan Square

Eighteenth and Arch Streets

Philadelphia, PA  19103-2799

215.981.4000

Fax 215.981.4750

John P. Falco

direct dial:  (215) 981- 4659

direct fax:  (866) 422 - 2114

falcoj@pepperlaw.com

October 18, 2013

VIA EDGAR

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC  20549

Re:	FundVantage Trust File Nos. 333-141120 and 811-22027

Ladies and Gentlemen:

On behalf of FundVantage Trust (the “Trust”), attached for filing are exhibits containing the risk/return summary information in interactive data format for the WHV International Equity Fund and WHV/Seizert Small Cap Value Equity Fund (collectively, the “Funds”).  The risk/return summary information was included in the prospectus for the WHV International Equity Fund dated September 1, 2013, as amended October 3, 2013, and in the prospectus for the WHV/Seizert Small Cap Value Equity Fund dated September 30, 2013, as amended October 3, 2013, which were submitted with the Securities and Exchange Commission on October 3, 2013 pursuant to Rule 497 under the Securities Act of 1933, as amended. This filing is being submitted for the sole purpose of submitting the exhibits containing interactive data format risk/return summary information for the Funds.

Please direct any questions concerning this letter to the undersigned at 215.981.4659 or, in his absence, to John M. Ford, Esq. at 215.981.4009.

Very truly yours,

John P. Falco

cc:	Mr. Joel Weiss, President of FundVantage Trust
John M. Ford, Esq.

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